SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.

                                   -----------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): May 11, 2001


                                   NTELOS Inc.
               (Exact Name of Registrant as Specified in Charter)

          Virginia                 0-16751               54-1443350
         (State of             (Commission File         (IRS Employer
        Incorporation)              Number)           Identification No.)

                                 P. O. Box 1990
                           Waynesboro, Virginia 22980
                    (Address of principal executive offices)

                                 (540) 946-3500
              (Registrant's telephone number, including area code)



Item 9.  Regulation FD Disclosure

Pursuant to Regulation FD, information is being furnished below with respect to presentations to be made by Mr. James S. Quarforth, Chief Executive Officer, and Mr. Michael B. Moneymaker, Chief Financial Officer, at investor meetings.

This presentation provides an overview of NTELOS' strategy, transactions and performance through the first quarter of 2001 and provides guidance for 2001.

NTELOS

Photo of products and customers.

Company Overview
------------------------

o Regionally focused ICP
     - Long operating history, founded in 1897
     - Established "mid-stage" telco
     - Public for over 30 years (NASDAQ: NTLO)


PCS
--------

o 11,032,828 PCS Pops
o 186,073 PCS subscribers
o 716 cell sites


Wireline
----------

o 51,823 ILEC access lines
o 23,738 CLEC access lines
o 65,760 Internet subscribers
o 1,500 route miles, 32,000 fiber miles


Map of Virginia, West Virginia, Maryland, Portions of Pennsylvania, Portions of North Carolina, Portions of Ohio, Portions of Tennessee, and Portions of Kentucky showing:

PCS, CLEC and Internet
PCS & ISP
PCS
ILEC

Established Regional ICP
-----------------------------------------------

Invested Capital
----------------
($MM)

[Graph]

         PCS    Other   Total
         ---    -----   -----
1996    98.1    21.0     119.1
1997    68.1    22.2      90.3
1998    63.6    20.8      84.4
1999    61.5    43.6     105.1
2000    77.3    37.0     114.3


Customer Base
-------------
(000s)

[Graph]

              PCS         ILEC/CLEC          Internet
          Subscribers    Access Lines       Subscribers        Total
          ----------     ------------       -----------        -----
1996                          43.4               0.3            43.7
1997         23.8             45.5               4.8            74.1
1998         69.8             48.9               8.7           127.4
1999        122.1             59.3              47.3           228.7
2000        168.4             72.5              62.9           303.8
20001Q      186.1             75.6              65.8           327.5

PCS
-----------------------------------------------

o   Own and control licenses, network, distribution and brand
     - 11 million POPS, 230.5 million MHz POPS
     - CDMA Network, 716 cell sites
     - 44 retail outlets
     - Wholesale revenue


[Graph]

Customers (000)
---------------

1997        23.8
1998        69.8
1999       122.1
2000       168.4
2001 1Q    186.1



[Graph]

Revenue, EBITDA and Pre-Marketing EBITDA ($MM)
-----------------------------------------------

           Revenue    EBITDA    Pre-Marketing EBITDA

1Q00       21.2      (8.9)         2.1
2Q00       23.8      (4.5)         5.2
3Q00       24.0      (5.7)         5.2
4Q00       22.8     (10.1)         2.7
1Q01       27.8      (7.0)         6.0


Map of Virginia, West Virginia, Maryland, Portions of Pennsylvania, Portions of North Carolina, Portions of Ohio, Portions of Tennessee, and Portions of Kentucky showing NTELOS POPs

Fiber Infrastructure
-----------------------------------------------

o 1,500 route miles; 32,000 fiber miles

o Connectivity to major retail cities

o  Differentiating  characteristics
     - Wholesale Revenue Stream
     - Significant operating cost reduction
     - Significant increase in reliability

Map of Virginia, West Virginia, Maryland, Portions of Pennsylvania, Portions of North Carolina, Portions of Ohio, and Portions of Kentucky showing Fiber Network expansion plans:

In service
Planned for 2001
Planned

Wireline Overview
------------------
100% digital platform with best-in-class equipment


CLEC
----
o  23,738 business access lines
o  9 markets; 11 COs
o  Interconnection agreements in
   VA, WV and TN with Sprint and
   Verizon


Internet                          ILEC
--------                          -----------
o 65,760 customers            o 51,823 access lines
o 60 markets                  o Leading ILEC in Virginia
o Dial-up access              o Annual revenues of $41.2 MM*
o DSL in 16 markets           o Annual EBITDA of $25.5 MM
                                with 62% margin*

* Pro forma, year 2000

CLEC
-------------------------------------------------------------

o Hybrid facilities-based/"smart-build" strategy
     - Leverage our fiber optic network and ILEC switching platform
     - Remote switching in COs

o  Bundle local service with LD, DSL and digital PCS


[Graph]

Access Lines  (000)
-------------------------------

1997
1998         1.7
1999         9.8
2000        20.5
2001 1Q     23.8


[Graph]

EBITDA and Revenue  ($MM)
--------------------------------------

          Revenue    EBITDA

1Q00       2.3        (0.2)
2Q00       2.6        (0.3)
3Q00       3.3         0.1
4Q00       3.6         0.1
1Q01       4.8         0.8




Map of Virginia, West Virginia, Maryland, Portions of Pennsylvania, Portions of North Carolina, Portions of Ohio, Portions of Tennessee, and Portions of Kentucky showing regions with CLEC and ILEC

Internet
------------------------------------------------------------------------------

o Broad product offering of fast and reliable services
     - Local dial-up, dedicated and bundled services
     - DSL: offered in a growing number of markets in four states
     - Wireless spectrum: LMDS (1.3MM POPs), MMDS (850,000) households


[Graph]

Subscribers (000)
-----------------------

1997              4.8
1998              8.7
1999              47.8
2000              62.9
20011Q            65.8


[Graph]

Revenue and EBITDA ($MM)
-----------------------------------

         Revenue      EBITDA

1Q00       3.2        (0.3)
2Q00       3.6        (0.2)
3Q00       3.7        (0.1)
4Q00       3.8        (0.2)
1Q01       4.2         0.1

Extensive Distribution Channels
------------------------------------------------------------------------------

o Company Owned Retail Stores
     - 44 current
     - 60 by end-of-year 2001

o Direct Sales Force
     - 223 retail representatives
     - 60 account executives

o Indirect Sales
     - 350 agent locations

o Inside Sales

Photo of retail center.

Pro Forma Historical Financial Statistics
-------------------------------------------------------------


Revenues ($MM)
----------------------
         PCS      Wireline/Other     Combined Total

1995                    44.3
1996                    48.6
1997     11.3           53.1                 64.4
1998     36.0           60.9                 96.9
1999     66.8           75.3                142.1
2000     91.8           87.7                179.5

2001 Guidance
----------------------------
PCS Revenues: 4Q 01 run-rate of $35 to $37 MM
Wireline/Other Revenues: 4Q01 run-rate of $24 MM




EBITDA ($MM)
-------------------------

         PCS      Wireline/Other     Combined Total

1995                   26.2
1996     (14.9)        29.8                14.9
1997     (28.0)        34.9                 6.9
1998     (30.5)        39.8                 9.3
1999     (28.6)        37.6                 9.0
2000     (29.1)        34.3                 5.2

2001 Guidance
----------------------------
PCS EBITDA: Approaching breakeven 3Q 01, down 4Q 01
Wireline/Other EBITDA: 4Q 01 run-rate of $9 MM

Investment Highlights
----------------------------------

o Region's first and largest PCS provider utilizing CDMA technology

o Established, local CLEC and ILEC presence provides stable revenues

o Internet growth increases bundled service offerings

o Significant liquidity and financial flexibility

o Experienced management team

Foward-Looking Statements The Company wishes to caution readers that forward-looking statements made by the Company are based on a number of assumptions, estimates and projections. These statements are not guarantees of future performance and involve risks and uncertainties, including those set forth in reports filed by the Company with the Securities and Exchange Commission, and any significant deviations from these assumptions could cause actual results to differ materially from those in forward-looking statements. The Company undertakes no obligation to revise or update such statements to reflect current events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   NTELOS Inc.
                                   (Registrant)

                                   By:   /s/ Michael B. Moneymaker
                                         ------------------------------
                                         Michael B. Moneymaker
                                         Chief Financial Officer and Senior
                                         Vice President, Treasurer and
                                         Secretary


Date: May 11, 2001